UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

SmartRent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39991	85-4218526
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6811 E. Mayo Blvd., 4th Floor Phoenix, Arizona	85054
(Address of Principal Executive Offices)	(Zip Code)

(844) 479-1555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	SMRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2025, Isaiah DeRose-Wilson informed SmartRent, Inc. (the “Company”) that he will step down from his position as Chief Technology Officer, with an expected effective date of December 31, 2025. The Company appreciates Mr. DeRose-Wilson’s many contributions and thanks him for his service.

The Company expects to enter into a transition agreement and general release with Mr. DeRose-Wilson prior to his departure.

On November 17, 2025, the Company announced the appointment of Sangeeth Ponathil as Chief Information Officer. Mr. Ponathil began his employment with the Company on November 17, 2025, and will work closely with Mr. DeRose-Wilson prior to his departure.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2025, the Board of Directors of the Company approved and adopted amended and restated bylaws of the Company (as amended and restated, the “A&R Bylaws”) which became effective upon such approval and adoption.

The A&R Bylaws were amended to make certain changes, including to (i) update and revise the advance notice provisions for the nomination of directors or the proposal of other business by stockholders, (ii) make updates to reflect recent amendments to Delaware law, and (iii) make certain clarifying and ministerial changes.

The foregoing description of the amendments made in the A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the A&R Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of SmartRent, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2025

SMARTRENT, INC.

By:	/s/ Frank Martell
Name:	Frank Martell
Title:	President and Chief Executive Officer